SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 8, 2003
                                                           -------------

                               KOGER EQUITY, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     FLORIDA
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                 (State or Other Jurisdiction of Incorporation)


               1-9997                                     59-2898045
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     (Commission File Number)                 (IRS Employer Identification No.)

     225 NE MIZNER BOULEVARD, SUITE 200
             BOCA RATON, FLORIDA                             33432
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 (Address of Principal Executive Offices)                 (Zip Code)

                                 (561) 395-9666
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              (Registrant's Telephone Number, Including Area Code)

                                       NA
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         (Former Name or Former Address, if Changed Since Last Reports)

Item 9.  Regulation FD Disclosure

Koger Equity, Inc. announced its quarterly results for the period ended March 31, 2003, as more particularly described in its News Release, dated May 8, 2003, and related Supplemental Information, dated March 31, 2003, on the Company's web site, a copy of which is attached hereto as Exhibit 99 and by this reference made a part hereof.

For more information on Koger Equity, Inc., contact the company at 800-850-2037 or visit its Web site at www.koger.com.


Item 7.   Financial Statements and Exhibits.

(c)      Exhibits

         Exhibit
         Number   Description of Exhibit
         -------  ----------------------

           99 Koger Equity, Inc. News Release, dated May 8, 2003, and related Supplemental Information, dated March 31, 2003.






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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                        KOGER EQUITY, INC.




           Dated:  May 8, 2003          By:             /S/ Robert E. Onisko
                                                    ----------------------------
                                                           Robert E. Onisko
                                        Title:           Vice President and
                                                       Chief Financial Officer






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

                                  EXHIBIT INDEX

The following designated exhibit is filed herewith:

         Exhibit
         Number   Description of Exhibit
         -------  ----------------------

           99 Koger Equity, Inc. News Release, dated May 8, 2003, and related Supplemental Information, dated March 31, 2003.







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